                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

                 Filed by the Registrant                    [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

           [ ] Preliminary Proxy Statement
           [ ] Confidential, for Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))
           [X] Definitive Proxy Statement
           [ ] Definitive Additional Materials
           [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                (Name of Registrant as Specified in its Charter)

                                  [Insert Name]
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided  by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                          to be held on May 17, 2001

To the Stockholders:

  The eleventh Annual Meeting of Stockholders (the "Meeting") of Seligman Se-lect Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the Harbor Court Hotel, 550 Light Street, Baltimore, Maryland 21202 on May 17, 2001 at 9:00 A.M., for the following purposes:

    (1) To elect four Directors;
    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2001; and
    (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

  The minute book of the Corporation will be available at the Meeting for in-spection by Stockholders.

  The close of business on March 15, 2001 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                        /s/ Frank J Nasta

                                                  Secretary

Dated: New York, New York, April 17, 2001

                                 ------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

                                                                 April 17, 2001

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
           Annual Meeting of Stockholders to be held on May 17, 2001

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc. (the "Corporation") to be used at the eleventh Annual Meeting of Stockholders (the "Meeting") to be held in Baltimore, Maryland on May 17, 2001.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you return your signed Proxy without instruction, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of four Directors, (ii) for the rat-ification of the selection of auditors, and (iii) at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on March 15, 2001 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had out-standing 375 preferred shares, Series A and 375 preferred shares, Series B (together, the "Preferred Shares"), and 13,274,762 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

  In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 17, 2001, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjourn-ment in respect of that proposal.

  The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Man-ager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual re-port and most recent semi-annual report, if any, to any Stockholder upon re-quest to Seligman Data Corp. at 1-800-221-2450.

  It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 17, 2001.

                           A. Election of Directors
                                 (Proposal 1)

  The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class ex-pires in each year.

  At the Meeting this year, four directors are to be elected. Dr. Alice S. Ilchman and Messrs. Frank A. McPherson, Leroy C. Richie and Brian T. Zino, each of whose term will expire at the 2001 Annual Meeting, have been recom-mended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2004.

  It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of Dr. Ilchman and Messrs. McPherson, Richie and Zino. Dr. Ilchman has been a Director of the Corporation since 1990, Mr. McPherson has been a Director of the Corporation since 1995, Mr. Richie has been a Director of the Corporation since 2000, and Mr. Zino has been a Director of the Corporation since 1993. Dr. Ilchman and Messrs. McPher-son and Zino were last elected by Stockholders at the 1998 Annual Meeting. Mr. Richie was elected in the interim by the Board of Directors at a Board meeting in 2000.

  Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

  Background information regarding Dr. Ilchman and Messrs. McPherson, Richie and Zino, as well as the other Directors of the Corporation, follows.

                  INFORMATION REGARDING NOMINEES FOR ELECTION
             BY HOLDERS OF BOTH PREFERRED SHARES AND COMMON SHARES

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as        Term if                                            Indirectly, as
   a Director and   Elected as a     Principal Occupation and Other            of
       (Age)          Director                Information                March 27, 2001
   --------------   ------------ -------------------------------------   --------------

                               President Emerita, Sarah Law-
                               rence College, Bronxville, NY.
Alice S. Ilchman     2004      Dr. Ilchman is a Director or         211 Common
  1990 to Date                 Trustee of each of the                 Shares
      (66)                     investment companies of the Se-
                               ligman Group of Funds.+ She is
                               also Chairman of TheRockefeller
     [PHOTO]                   Foundation; a Trustee of The
                               Committee for Economic Develop-
                               ment; and a Director of the Pub-
                               lic Broadcasting Service (PBS).
                               She was formerly a Trustee of
                               The Markle Foundation; and a Di-
                               rector of the International Re-
                               search & Exchange Board and New
                               York Telephone Company.



    Frank A.         2004      Retired Chairman of the Board        197 Common
 McPherson 1995                and Chief Executive Officer of         Shares
  to Date (67)                 Kerr-McGee Corporation, Oklahoma
                               City, OK. Mr. McPherson is a Di-
                               rector or Trustee of each of the
     [PHOTO]                   investment companies of the Se-
                               ligman Group of Funds.+ He is
                               also a Director of Kimberly-
                               Clark Corporation, Conoco Inc.,
                               Bank of Oklahoma Holding Compa-
                               ny, Baptist Medical Center,
                               Oklahoma Chapter of the Nature
                               Conservancy, Oklahoma Medical
                               Research Foundation, National
                               Boys and Girls Clubs of America,
                               and the Oklahoma Foundation for
                               Excellence in Education. He was
                               formerly Chairman of the Okla-
                               homa City Chamber of Commerce
                               and the Oklahoma City Public
                               Schools Foundation; a Director
                               of the Federal Reserve System's
                               Kansas City Reserve Bank; and a
                               Member of The Business Round-
                               table.

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as        Term if                                            Indirectly, as
   a Director and   Elected as a     Principal Occupation and Other            of
       (Age)          Director                Information                March 27, 2001
   --------------   ------------ -------------------------------------   --------------

                              Chairman and Chief Executive
Leroy C. Richie      2004     Officer, Q Standards Worldwide,     100 Common
  2000 to Date                Inc., Birmingham, MI. Mr.             Shares
      (59)                    Richie is a Director or Trustee
                              of each of the investment com-
                              panies of the Seligman Group of
     [PHOTO]                  Funds,+ with the exception of
                              Seligman Cash Management Fund,
                              Inc. He is also a Director of
                              Kerr-McGee Corporation and In-
                              finity, Inc.; Chairman of High-
                              land Park Michigan Economic De-
                              velopment Corp.; Trustee of New
                              York University Law Center
                              Foundation and Vice Chairman of
                              the Detroit Medical Center. He
                              was formerly Chairman and Chief
                              Executive Officer of Capital
                              Coating Technologies, Inc.; and
                              Vice President and General
                              Counsel, Automotive Legal Af-
                              fairs, of Chrysler Corporation.




 Brian T. Zino*      2004     Director and President, J. & W.     1,824 Com-
  1993 to Date                Seligman & Co. Incorporated,        mon Shares
      (48)                    New York, NY. Mr. Zino is Pres-
                              ident of each of the investment
                              companies of the Seligman Group
     [PHOTO]                  of Funds,+ with the exception
                              of Seligman Quality Municipal
                              Fund, Inc. and the Corporation.
                              He is also a Director or
                              Trustee of each of the invest-
                              ment companies of the Seligman
                              Group of Funds; Chairman of Se-
                              ligman Data Corp.; and a Direc-
                              tor of Seligman Advisors, Inc.,
                              and Seligman Services, Inc. He
                              is also a Member of the Board
                              of Governors of the Investment
                              Company Institute and Vice
                              Chairman of ICI Mutual Insur-
                              ance Company.

Other Directors

  The other Directors of the Corporation whose terms will not expire in 2001 are:

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as      Present Term                                         Indirectly, as
   a Director and       as a         Principal Occupation and Other            of
       (Age)          Director                Information                March 27, 2001
   --------------   ------------ -------------------------------------   --------------

 John R. Galvin      2003      Dean Emeritus, Fletcher School       104 Common
  1995 to Date                 of Law and Diplomacy at Tufts          Shares
      (71)                     University, Medford, MA. General
                               Galvin is a Director or Trustee
                               of each of the investment compa-
                               nies of the Seligman Group of
                               Funds.+ He is also Chairman
                               Emeritus of the American Council
                               on Germany; a Governor of the
                               Center for Creative Leadership;
                               and a Director of Raytheon Com-
                               pany, the National Defense Uni-
                               versity, and the Institute for
                               Defense Analyses. He was for-
                               merly a Director of USLIFE Cor-
                               poration; Ambassador, U.S. State
                               Department for negotiations in
                               Bosnia; Distinguished Policy An-
                               alyst at Ohio State University;
                               and Olin Distinguished Professor
                               of National Security Studies at
                               the United States Military Acad-
                               emy. From June 1987 to June
                               1992, General Galvin was the Su-
                               preme Allied Commander, Europe
                               and the Commander-in-Chief,
                               United States European Command.


  John E. Merow      2002      Retired Chairman and Senior         1,000 Common
  1991 to Date                 Partner, Sullivan & Cromwell,          Shares
      (71)                     law firm, New York, NY. Mr.
                               Merow is a Director or Trustee
                               of each of the investment compa-
                               nies of the Seligman Group of
                               Funds.+ He is also a Director of
                               Commonwealth Industries, Inc.,
                               the Foreign Policy Association,
                               the Municipal Art Society of New
                               York, and the United States
                               Council for International Busi-
                               ness; a Life Trustee of New
                               York-Presbyterian Hospital;
                               Chairman of New York-Presbyte-
                               rian Healthcare System, Inc.;
                               and a Member of the American Law
                               Institute and the Council on
                               Foreign Relations.

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as      Present Term                                         Indirectly, as
   a Director and       as a         Principal Occupation and Other            of
       (Age)          Director                Information                March 27, 2001
   --------------   ------------ -------------------------------------   --------------

Betsy S. Michel      2002     Attorney, Gladstone, NJ. Ms.        522 Common
  1990 to Date                Michel is a Director or Trustee       Shares
      (58)                    of each of the investment com-
                              panies of the Seligman Group of
                              Funds.+ She is also a Trustee
                              of The Geraldine R. Dodge Foun-
                              dation and World Learning, Inc.
                              She was formerly a Director of
                              The National Association of In-
                              dependent Schools and Chairman
                              of the Board of Trustees of St.
                              George's School.


   William C.        2003     Chairman, J. & W. Seligman &      12,071 Common
Morris* 1989 to               Co. Incorporated, New York, NY.       Shares
   Date (63)                  Mr. Morris is Chairman and
                              Chief Executive Officer of each
                              of the investment companies of
                              the Seligman Group of Funds;+
                              Chairman of Seligman Advisors,
                              Inc. and Seligman Services,
                              Inc.; and a Director of
                              Seligman Data Corp. He is also
                              Chairman of Carbo Ceramics Inc.
                              and a Director of Kerr-McGee
                              Corporation.

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as      Present Term                                         Indirectly, as
   a Director and       as a         Principal Occupation and Other            of
       (Age)          Director                Information                March 27, 2001
   --------------   ------------ -------------------------------------   --------------

 James C. Pitney     2002      Retired Partner, Pitney, Hardin,    4,271Common
  1990 to Date                 Kipp & Szuch, law firm,                Shares
      (74)                     Morristown, NJ. Mr. Pitney is a
                               Director or Trustee of each of
                               the investment companies of the
                               Seligman Group of Funds.+ He was
                               formerly a Director of Public
                               Service Enterprise Group.


James Q. Riordan     2003      Director, various organizations,     791 Common
  1990 to Date                 Stuart, FL. Mr. Riordan is a Di-       Shares
      (73)                     rector or Trustee of each of the
                               investment companies of the Se-
                               ligman Group of Funds.+ He is
                               also a Director or Trustee of
                               The Houston Exploration Company,
                               The Brooklyn Museum, KeySpan En-
                               ergy Corporation, and The Com-
                               mittee for Economic Development.
                               He was formerly Vice Chairman of
                               Mobil Corporation; Co-Chairman
                               of the Policy Council of the Tax
                               Foundation; a Director and Pres-
                               ident of Bekaert Corporation;
                               and a Director of Tesoro Petro-
                               leum Companies, Inc., Dow Jones
                               & Company, Inc. and the Public
                               Broadcasting Service (PBS).

                                                                           Securities
                                                                          Beneficially
                     Expiration                                              Owned,
    Name, Period         of                                               Directly or
     Served as      Present Term                                         Indirectly, as
   a Director and       as a         Principal Occupation and Other            of
       (Age)          Director                Information                March 27, 2001
   --------------   ------------ -------------------------------------   --------------

Robert L. Shafer     2003      Retired Vice President of Pfizer     201 Common
  1991 to Date                 Inc., New York, NY. Mr. Shafer         Shares
      (68)                     is a Director or Trustee of each
                               of the investment companies of
                               the Seligman Group of Funds.+ He
                               was formerly a Director of
                               USLIFE Corporation.

James N. Whitson     2002      Retired Executive Vice President     883 Common
  1993 to Date                 and Chief Operating Officer of         Shares
      (66)                     Sammons Enterprises, Inc., Dal-
                               las, TX. Mr. Whitson is a Direc-
                               tor or Trustee of each of the
                               investment companies of the Se-
                               ligman Group of Funds.+ He is
                               also a Consultant to and Direc-
                               tor of Sammons Enterprises, Inc.
                               and a Director of C-SPAN and
                               CommScope, Inc.



     [PHOTO]


*An "interested person" of the Corporation, as defined in the Investment Com-pany Act of 1940, as amended (the "1940 Act").

+The Seligman Group of Funds consists of the Corporation, Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Se-ligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Munic-ipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technolo-gies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

  Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. At March 15, 2001, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corpora-tion's Common Shares.

  As of October 20, 2000, Mr. Richie bought 100 Class B Common Shares of the Manager from the Manager, each at a price of $9.69 per share.

  The Board of Directors met six times during 2000. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

  Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times in 2000. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Richie, Shafer, Whitson, Dr. Ilchman and Ms. Michel.

  Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met two times in 2000. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Mc-Pherson, Merow and Ms. Michel. The report of the Audit Committee, as approved on March 14, 2001, is attached to this Proxy Statement as Appendix 1, and the charter, as amended and restated on March 15, 2001, is attached to this Proxy Statement as Appendix 2.

  Director Nominating Committee. This Committee recommends to the Board per-sons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met four times in 2000. Mem-bers of this Committee are Messrs. Pitney (Chairman), Riordan, Shafer and
Dr. Ilchman.

Executive Officers of the Corporation

  Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                               Position with Corporation and
        Name         Age                Principal Occupation During Past Five Years
--------------------------------------------------------------------------------------------------
 Thomas G. Moles      59 President and Portfolio Manager of the Corporation since January 1990.
                         Mr. Moles is a Managing Director of the Manager. He is President and
                         Portfolio Manager of Seligman Quality Municipal Fund, Inc., and Vice
                         President and Portfolio Manager of four of the open-end investment compa-
                         nies in the Seligman Group of Funds. He is also a Director of Seligman
                         Advisors, Inc. and Seligman Services, Inc.
 Eileen A. Comerford  43 Vice President and Assistant Portfolio Manager of the Corporation since
                         January 1990. Ms. Comerford is a Vice President, Investment Officer of
                         the Manager. She is also Vice President and Assistant Portfolio Manager of Seligman Quality Municipal Fund, Inc., and Assistant Portfolio Manager
                         of four of the open-end investment companies in the Seligman Group of
                         Funds.
 Audrey G. Kuchtyak   41 Vice President of the Corporation since November 1990. Ms. Kuchtyak is a
                         Vice President, Investment Officer of the Manager. She is also Vice Pres-
                         ident of Seligman Quality Municipal Fund, Inc.
 Lawrence P. Vogel    44 Vice President and Treasurer of the Corporation since May 2000. Mr. Vogel is Senior Vice President and Treasurer, Investment Companies, of the Man-
                         ager and is the Treasurer of the other investment companies of the Selig-
                         man Group of Funds and of Seligman Data Corp. He was formerly Senior Vice
                         President, Finance, of the Manager, Seligman Advisors, Inc. and Seligman
                         Data Corp.; Vice President and Treasurer of Seligman International, Inc.;
                         Vice President of Seligman Services, Inc. and Treasurer of
                         Seligman Henderson Co.

                                            Position with Corporation and
      Name      Age                  Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------
 Frank J. Nasta  36 Secretary of the Corporation since March 1994. Mr. Nasta is General Counsel,
                    Senior Vice President, Law and Regulation and Corporate Secretary of the Man-
                    ager. He is Secretary of the other investment companies of the Seligman Group of Funds. He is also Corporate Secretary of Seligman Advisors, Inc., Seligman
                    Services, Inc., Seligman International, Inc. and Seligman Data Corp. He was
                    formerly Corporate Secretary of Seligman Henderson Co.
 Thomas G. Rose  43 Vice President of the Corporation since May 2000. Mr. Rose, is a Vice Presi-
                    dent of the other investment companies in the Seligman Group. He is Senior
                    Vice President, Finance of the Manager, Seligman Advisors, Inc. and Seligman
                    Data Corp. since May 2000; and Vice President, Seligman International, Inc.
                    and Seligman Services, Inc. Formerly, he was Treasurer of the investment com-
                    panies of the Seligman Group of Funds and Seligman Data Corp.

  All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The ad-dress of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

  Directors of the Corporation who are not employees of the Manager or its af-filiates each receive from the Corporation retainer fees of $800 per year. In addition, such Directors are paid a total of $3,000 ($1,500 for telephonic at-tendance at certain meetings) for each day on which they attend Board and/or Committee meetings, the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the fiscal year ended Decem-ber 31, 2000 were as follows:

 Number of Directors                                             Aggregate Direct
      in Group       Capacity in which Remuneration was Received   Remuneration
---------------------------------------------------------------------------------
         10              Directors and Members of Committees          $12,042

  Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2000 were as follows:

                       Aggregate        Pension or Retirement      Total Compensation
                      Compensation       Benefits Accrued as      From Corporation and
Name                From Corporation Part of Corporation Expenses    Fund Complex*
------------------  ---------------- ---------------------------- --------------------
John R. Galvin          $ 1,320                  -0-                    $89,000
Alice S. Ilchman          1,320                  -0-                     92,000
Frank A. McPherson        1,260                  -0-                     89,000
John E. Merow             1,320+                 -0-                     92,000
Betsy S. Michel           1,320                  -0-                     92,000
James C. Pitney           1,320+                 -0-                     92,000
Leroy C. Richie++           342                  -0-                     25,630
James Q. Riordan          1,320                  -0-                     89,000
Robert L. Shafer          1,200                  -0-                     86,000
James N. Whitson          1,320+                 -0-                     92,000
                        -------
                        $12,042
                        =======

------------
*In fiscal year 2000, there were 21 investment companies in the Seligman Group of Funds.
+ Mr. Merow, who had deferred receiving his fees from the Corporation and other investment companies in the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2000 of $20,753 in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation and other investment companies in the Seligman Group of Funds from 1991 up to 1993, had a balance as of December 31, 2000 of $6,197 in his deferred plan account, including earnings. Mr. Whitson has elected to defer receiving his fees from the Corporation and other invest-ment companies in the Seligman Group of Funds. From 1993 through December 31, 2000, Mr. Whitson had deferred $28,724, including earnings.
++Director since September, 2000.

  No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

  The affirmative vote of a plurality of the votes cast at the meeting is re-quired to approve the election of each of the Nominees.

  Your  Board of  Directors Unanimously Recommends  that the  Stockholders
   Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

  The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected Deloitte & Touche LLP as auditors of the Corporation for 2001. The firm of Deloitte & Touche LLP has extensive experience in investment company account-ing and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

  Deloitte & Touche LLP, in accordance with Independence Standards Board Stan-dard No. 1, has confirmed to the Audit Committee that they are independent au-ditors with respect to the Corporation. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Corporation and provided attestation and tax-related services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to J. & W. Seligman & Co. Incorporated, the Corporation's Manager and Seligman Data Corp., the shareholder service agent for the Corporation (together, the "Affiliated Service Providers").

  The Audit Committee has considered whether the provision by the independent auditors to the Corporation of nonaudit services to the Corporation or of pro-fessional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' inde-pendence with them.

                     Fees for Services to the Corporation

  Audit Fees. For the fiscal year ended December 31, 2000, the fee for profes-sional services rendered for the audits of the semi-annual and annual finan-cial statements was $33,000.

  All Other Fees. For the fiscal year ended December 31, 2000, Deloitte & Tou-che LLP was also paid approximately $22,750 for attestation services and $3,500 for tax-related services.

             Fees for Services to the Affiliated Service Providers

  Financial Information Systems Design and Implementation Fees. None.

  All Other Fees. For the fiscal year ended December 31, 2000, Deloitte & Tou-che LLP was also paid approximately $182,000 for all other non-audit services rendered on behalf of J. & W. Seligman & Co. Incorporated and Seligman Data Corp. Of this amount $76,500 related to attestation and internal control com-pliance testing, $87,500 related to tax compliance and consultation services and $18,000 related to other services.

  The affirmative vote of a majority of the votes cast at the Meeting is re-quired to ratify the selection of auditors.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                               C. Other Matters

  The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discre-tionary authority to vote on any Stockholder proposal of which the Corporation first received notice after February 17, 2001. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation af-ter March 19, 2001.

  Notice is hereby given that, under the Securities and Exchange Commission's stockholder proposal rule (Rule 14a-8), any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 2002, must be received by the Corporation no later than December 18, 2001. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no ear-lier than February 16, 2002 and no later than March 18, 2002 to be eligible for presentation at the May 2002 Annual Meeting.

                                  D. Expenses

  The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Corporation, the Manag-er, Seligman Advisors, Inc., Seligman Services, Inc. and

Seligman Data Corp. The Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicita-tion material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, NY 10022 to assist in soliciting for a fee of $2,000, plus expenses.

                                       By order of the Board of Directors,

                                         /s/ Frank J Nasta

                                                  Secretary

                                 ------------

  It is important that Proxies be returned promptly. All Stockholders, includ-ing those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which re-quires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

                                  APPENDIX 1

                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                             ( the "Corporation")
                            AUDIT COMMITTEE REPORT

  The role of the Audit Committee is to assist the Board of Directors in its oversight of the Corporation's financial reporting process. The Committee op-erates pursuant to a charter that was last amended and restated by the Board of Directors on March 15, 2001, a copy of which is attached to this Proxy Statement as Appendix 2. As set forth in the charter, management of the Corpo-ration is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally acceptedaccounting principles.

  In performing its oversight function, the Committee has considered and dis-cussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the mat-ters required to be discussed by Statement on Auditing Standards No. 61, Com-munication with Audit Committees, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors re-quired by Independence Standards Board Standard No. 1, Independence Discus-sions with Audit Committees, as currently in effect.

  The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of ac-counting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information pro-vided to them and on the representations made by management and the indepen-dent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and ap-plicable laws and regulations. Furthermore, the Audit Committee's considera-tions and discussions referred to above do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are pre-sented in accordance with generally accepted accounting principles or that the Corporation's auditors are in fact "independent."

                                      1-i

  Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report for the year ended December 31, 2000.

                       SUBMITTED BY THE AUDIT COMMITTEE
                    OF THE CORPORATION'S BOARD OF DIRECTORS

John R. Galvin
Frank A. McPherson
John E. Merow
Betsy S. Michel
James N. Whitson

As approved on March 14, 2001.


                                     1-ii

                                  APPENDIX 2

                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                             ( the "Corporation")
                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Corporation or any of its investment advisers, administrators or custodian that may interfere with the exercise of his or her independence from man-agement and the Corporation and, as to his or her relationship to the Cor-poration, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

  1. in its oversight of the Corporation's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Corporation;

  2. in its oversight in the Corporation's financial statements and the independent audit thereof;

  3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

  4.  in evaluating the independence of the outside auditors.

  The function of the Audit Committee is oversight. The management of the Corporation, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the issue of auditor

                                      2-i
  independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Corporation or of J. & W. Seligman & Co. Incorporated ("Seligman") as to any information technology, internal audit and other nonaudit services provided by the auditors of the Corporation to the Corporation, Seligman and any entity controlling, controlled by or under common control with Seligman which provides services to the Corporation ("Seligman Affiliates").

  The outside auditors for the Corporation are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Di-rectors, with the assistance of the Audit Committee, has the ultimate au-thority and responsibility to select, evaluate and, where appropriate, re-place the outside auditors (or to nominate the outside auditors to be pro-posed for shareholder approval in the proxy statement).

  The outside auditors shall submit to the Corporation annually a formal written statement delineating all relationships between the outside audi-tors and the Corporation ("Statement as to Independence"), addressing each nonaudit service provided to the Corporation, Seligman and the Seligman Af-filiates and at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also delineate any professional services, including tax or consulting services, provided to the investment advisers, administrators, custodians or other entities pro-viding services material to the integrity of the Corporation's financial statements or internal controls (each, a "Corporation Service Provider") agreed by the Audit Committee and the outside auditors. These professional services may include those relating to the services provided by such Corpo-ration Service Provider to the Corporation or any other services that the outside auditors or the Committee believe may bear on the outside auditor independence with respect to the Corporation. The Audit Committee acknowl-edges that the disclosure of such services provided by the outside auditors may be limited by the Code of Professional Conduct of the American Insti-tute of Certified Public Accountants.

  The outside auditors shall submit to the Corporation annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors:

                                     2-ii

  (i) the audit of the Corporation's financial statements; (ii) information technology consulting services provided to the Corporation, Seligman and the Seligman Affiliates for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services re-lating to financial information systems design and implementation); and
  (iii) all other services rendered by the outside auditors for the most re-cent fiscal year, in the aggregate and by each service.

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In ad-dition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Corporation or any service provider, outside counsel to the Corporation or to the independent directors or the Corporation's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of confer-ence call or similar communications equipment by means of which all per-sons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

  1.  with respect to the outside auditor,

    (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

    (ii) to review the fees charged by the outside auditors for audit and non-audit services;

    (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that the outside auditors may believe impact the objectivity and independence of the outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

    (iv) if applicable, to consider whether the outside auditors' provision to the Corporation, Seligman and the Seligman Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and

                                     2-iii

       (b) other nonaudit services is compatible with maintaining the independence of the outside auditors; and

    (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

  2. with respect to financial reporting principles and policies and related controls and procedures,

    (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in Statement of Auditing Standards No. 61 (as codified by AU Section 380) or other applicable auditing literature, as may be modified or supplemented, including reports and communications related to:

    .deficiencies noted in the audit in the design or operation of related controls;

    .consideration of fraud in a financial statement audit;

    .detection of illegal acts;

    . the outside auditors' responsibility under generally accepted audit-ing standards;

    .  significant accounting policies;

    .  management judgments and accounting estimates;

    .  adjustments arising from the audit;

    . the responsibility of the outside auditor for other information in documents containing audited financial statements;

    .  disagreements with management;

    .  consultation by management with other accountants;

    . major issues discussed with management prior to retention of the out-side auditor;

    .  difficulties encountered with management in performing the audit; and

    . the outside auditors' judgments about the quality of the Corpora-tion's accounting principles;

                                     2-iv

    (iii) to meet with management and/or the outside auditors:

    . to discuss the scope of the annual audit or any audit or review of interim financial statements;

    .  to discuss the audited financial statements;

    . to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Corporation's financial statements;

    . to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

    . to discuss allocations of expenses between the Corporation and other entities;

    . to discuss the Corporation's compliance with Subchapter M of the In-ternal Revenue Code of 1986, as amended;

    . to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

    . to discuss with outside auditors their conclusions as to the reason-ableness of procedures employed to determine the fair value of secu-rities for which market quotations are not readily available, man-agement's adherence to such procedures and the adequacy of support-ing documentation;

    . to discuss the report of the outside auditors on the Corporation's system of internal accounting controls required to be filed with the Corporation's Form N-SAR;

    . to discuss significant changes to the Corporation's auditing and ac-counting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

    . to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

    (iv) to discuss with the Corporation's legal advisors any significant legal matters that may have a material effect on the financial statements; and

  3. with respect to Seligman Data Corp.,

    (i) to perform such of the duties set forth in this Article IV in respect of the Corporation as are appropriate, and to exercise such powers as are provided in this charter, as are

                                      2-v
       appropriate in respect of the financial reporting principles and policies and related controls, the financial statements and the audit thereof, management and the outside auditors of Seligman Data Corp.; and

    (ii) to discuss transactions between or among J. & W. Seligman & Co. Incorporated (and its affiliated persons) and Seligman Data Corp.

  4. with respect to reporting, recommendations and other matters,

    (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Corporation;

    (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement, if any;

    (iii) to review this charter at least annually and recommend any changes to the full Board of Directors; and

    (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibili-ties, including the authority to engage outside auditors for special au-dits, reviews and other procedures and to retain special counsel and other experts or consultants.

As adopted on May 18, 2000.
As amended and restated on March 15, 2001.

                                     2-vi

                                  SELIGMAN
                                    SELECT
                                  MUNICIPAL
                                  FUND, INC.

                           Notice of Annual Meeting
                               of Stockholders
                                     and
                               Proxy Statement

                        -------------------------------------
                           Time: May 17, 2001
                                 9:00 A.M.
                        -------------------------------------

                           Place: Harbor Court Hotel
                                  550 Light Street
                                  Baltimore, Maryland 21202



                           Please date, fill in and
                           sign the enclosed form of
                           Proxy and mail it in the
                           enclosed return envelope
                           which requires no postage if
                           mailed in the United States.


                                    [LOGO]


                     Seligman Select Municipal Fund, Inc.
                               Managed by

                                    [LOGO]
                            J. & W. Seligman & Co.
                                 incorporated
                       investment managers and advisors
                               established 1864
                     100 Park Avenue, New York, NY 10017

PROXY
                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                     100 Park Avenue, New York, NY 10017

P R E F E R R E D  S E R I E S  A

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 17, 2001 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy.
    (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.
---------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
---------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.

1. ELECTION OF DIRECTORS
   NOMINEES: Alice S. Ilchman, Frank A. McPherson, Leroy C. Richie, and Brian T. Zino

[ ] FOR               [ ] WITHHOLD       [ ] WITHHOLDING AUTHORITY
    all nominees          all nominees       for individual nominees listed

   ____________________________________________________________________

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

[ ] FOR               [ ] AGAINST        [ ] ABSTAIN


DATED ____________________________________________________, 2001

__________________________________________________________________
Signature

__________________________________________________________________
Signature (if jointly held)

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                     Mark each vote with an X in the box.

PROXY
                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                     100 Park Avenue, New York, NY 10017

P R E F E R R E D  S E R I E S  B

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 17, 2001 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy.
    (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.
---------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
---------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.

1. ELECTION OF DIRECTORS
   NOMINEES: Alice S. Ilchman, Frank A. McPherson, Leroy C. Richie, and Brian T. Zino

[ ] FOR               [ ] WITHHOLD       [ ] WITHHOLDING AUTHORITY
    all nominees          all nominees       for individual nominees listed

   ____________________________________________________________________

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

[ ] FOR               [ ] AGAINST        [ ] ABSTAIN


DATED ____________________________________________________, 2001

__________________________________________________________________
Signature

__________________________________________________________________
Signature (if jointly held)

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                     Mark each vote with an X in the box.

PROXY
                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                     100 Park Avenue, New York, NY 10017

C O M M O N

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 17, 2001 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy.
    (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.
---------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
---------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.

1. ELECTION OF DIRECTORS
   NOMINEES: Alice S. Ilchman, Frank A. McPherson, Leroy C. Richie, and Brian T. Zino

[ ] FOR               [ ] WITHHOLD       [ ] WITHHOLDING AUTHORITY
    all nominees          all nominees       for individual nominees listed

   ____________________________________________________________________

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

[ ] FOR               [ ] AGAINST        [ ] ABSTAIN


DATED ____________________________________________________, 2001

__________________________________________________________________
Signature

__________________________________________________________________
Signature (if jointly held)

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                     Mark each vote with an X in the box.